                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 96-8 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997

                              CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                              TRUST ACCOUNT #80-4146600
                              REMITTANCE DATE: 5/15/97

                                                                 Total $       Per $1,000
                                                                 Amount         Original
                                                               ----------     ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                           $7,813,963.02

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                      7,813,963.02

A.   Interest

     (2)  Aggregate Interest

          a. Class A-1 Remittance Rate(6.25%)                         6.25%
          b. Class A-1 Interest                                  234,957.31   3.29764646
          c. Class A-2 Remittance Rate(6.55%)                         6.55%
          d. Class A-2 Interest                                  218,333.33   5.45833325
          e. Class A-3 Remittance Rate(6.70%)                         6.70%
          f. Class A-3 Interest                                  348,958.33   5.58333328
          g. Class A-4 Remittance Rate(7.00%)                         7.00%
          h. Class A-4 Interest                                  565,250.00   5.83333333
          i. Class A-5 Remittance Rate(7.30%)                         7.30%
          j. Class A-5 Interest                                  128,966.67   6.08333349
          k. Class A-6 Remittance Rate(7.60%)                         7.60%
          l. Class A-6 Interest                                  722,000.00   6.33333333
          m. Class A-7 Remittance Rate (8.05%, unless
             Weighted Average Contract Rate is below
             8.05%)                                                   8.05%
          n. Class A-7 Interest                                  678,547.92   6.70833337

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                                 .00           .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 2

                              CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                              TRUST ACCOUNT #80-4146600
                               REMITTANCE DATE: 5/15/97

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                  --------------   ------------
(4)  Remaining:

          a. Unpaid Class A Interest
             Shortfall                                       .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                   3,087,942.75            N/A
          a. Scheduled Principal                      698,494.91            N/A
          b. Principal Prepayments                  2,025,035.63            N/A
          c. Liquidated Contracts                     216,175.13            N/A
          d. Repurchases                                     .00            N/A
          e. Current Month Advanced Principal       1,171,777.04            N/A
          f. Prior Month Advanced Principal        (1,023,539.96)           N/A

     (6)  Pool Scheduled Principal Balance        571,997,502.23

     (6b) Adjusted Pool Principal Balance         570,825,725.19   951.29397721
     (6c) Pool Factor                                 0.95129398

     (7)  Unpaid Class A Principal Shortfall
           (if any)following prior Remittance date           .00

     (8)  Class A Percentage for such Remittance
           Date                                            92.15%

     (9)  Class A Percentage for the following
           Remittance Date                                 92.11%

     (10) Class A Principal Distribution:
          a. Class A-1                              3,087,942.75    43.33954737
          b. Class A-2                                       .00            .00
          c. Class A-3                                       .00            .00
          d. Class A-4                                       .00            .00
          e. Class A-5                                       .00            .00
          f. Class A-6                                       .00            .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 3


                                         CUSIP#'S 393505-
                                         QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                         TRUST ACCOUNT #80-4146600
                                         REMITTANCE DATE: 5/15/97

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                   -------------    ------------
(11)    Class A-1 Principal Balance                42,023,860.19    589.80856407
(11a)   Class A-1 Pool Factor                          .05898086

(12)    Class A-2 Principal Balance                40,000,000.00    1000.0000000
(12a)   Class A-2 Pool Factor                         1.00000000

(13)    Class A-3 Principal Balance                62,500,000.00    1000.0000000
(13a)   Class A-3 Pool Factor                         1.00000000

(14)    Class A-4 Principal Balance                96,900,000.00    1000.0000000
(14a)   Class A-4 Pool Factor                         1.00000000

(15)    Class A-5 Principal Balance                21,200,000.00    1000.0000000
(15a)   Class A-5 Pool Factor                         1.00000000

(16)    Class A-6 Principal Balance               114,000,000.00    1000.0000000
(16a)   Class A-6 Pool Factor                         1.00000000

(17)    Class A-7 Principal Balance               101,150,000.00    1000.0000000
(17a)   Class A-7 Pool Factor                        1.000000000

(18)    Unpaid Class A Principal Shortfall
        (if any) following current
        Remittance Date                                      .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 4


                                                 CUSIP#'S 393505-
                                                 QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                 TRUST ACCOUNT #80-4146600
                                                 REMITTANCE DATE: 5/15/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (19)  31-59 days                             4,012,823.88             125

    (20)  60 days or more                        3,491,875.47              97

    (21)  Current Month Repossessions            1,050,875.18              37

    (22)  Repossession Inventory                 3,133,978.88              96

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date       .61%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                  .57%

(24)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date      .70%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                  .66%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 5

                                                    CUSIP#'S 393505-
                                                    QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                    TRUST ACCOUNT #80-4146600
                                                    REMITTANCE DATE: 5/15/97

(25) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                                        .03%

(26) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date                    86,333.90

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                                       .12%

(27) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                                          16.21%

(28) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                                   .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                            7.85%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-8
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 6

                                                       CUSIP NO. 393505QQ8
                                                       TRUST ACCOUNT #80-4146600
                                                       REMITTANCE DATE: 5/15/97


                                                                 Total $         Per $1,000
                                                                  Amount          Original
                                                                ----------       ----------
CLASS M1 CERTIFICATES
---------------------
(29)   Amount available (including Monthly
       Servicing Fee)                                           1,829,006.71

A.     Interest
(30)   Aggregate interest
       a.  Class M-1 Remittance Rate (7.70%,
           unless Weighted Average Contract
           Rate is below 7.70%)                                        7.85%
       b.  Class M-1 Interest                                     314,000.00      6.54166667

(31)   Amount applied to Class M-1 Interest
        Deficiency Amount                                                .00               0

(32)   Remaining unpaid Class M-1 Interest
        Deficiency Amount                                                .00               0

(33)   Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall                           .00               0

(34)   Remaining:
       a.  Unpaid Class M-1 Interest Shortfall                           .00               0

B.     Principal
(35)   Formula Principal Distribution Amount                             .00             N/A
       a.  Scheduled Principal                                           .00             N/A
       b.  Principal Prepayments                                         .00             N/A
       c.  Liquidated Contracts                                          .00             N/A
       d.  Repurchases                                                   .00             N/A

(36)   Class M-1 Principal Balance                             48,000,000.00   1000.00000000

(36a)  Class M-1 Pool Factor                                      1.00000000


(37)   Class M-1 Percentage for such Remittance
       Date                                                             .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997           CUSIP NO. 393505-QR6,QR4
                                    Page 7             TRUST ACCOUNT #80-4146600
                                                       REMITTANCE DATE: 5/15/97

                                                         Total       $Per $1,000
                                                         Amount        Original
                                                      ------------   -----------
(38) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                  .00    0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                 .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                .00

(40) Class M-1 Percentage for the following
     Remittance Date                                           .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                   1,515,006.71

(2)  Class B-1 Remittance Rate (7.79% unless
     Weighted Average Contract Rate is below 7.95%)           7.95%

(3)  Aggregate Class B1 Interest                        159,000.00    6.62500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                     .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                        .00           .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                         .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                         .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                  .00

(8a) Class B Percentage for such Remittance Date               .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                APRIL 1997
                                  Page 8

                                                       CUSIP NO. 393505 QR6, QR4
                                                       REMITTANCE DATE: 5/15/97

                                                                   Total $       Per $1,000
                                                                    Amount        Original
                                                                ------------     ----------
(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                            .00

(10a)  Class B1 Principal Shortfall                                      .00

(10b)  Unpaid Class B1 Principal Shortfall                               .00

(11)   Class B Principal Balance                               45,051,865.00

(12)   Class B1 Principal Balance                              24,000,000.00

Class B2 Certificates
---------------------
(13)   Remaining Amount Available                               1,356,006.71

(14)   Class B-2 Remittance Rate (8.30%
       unless Weighted Average Contract
       Rate is less than 8.30%)                                        8.30%

(15)   Aggregate Class B2 Interest                                145,608.73      6.91666653

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                             .00             .00

(17)   (Remaining Unpaid Class B2 Interest Shortfall                     .00             .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                          .00

(19)   Class B2 Principal Liquidation Loss Amount                        .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                              .00

(21)   Guarantee Payment                                                 .00

(22)   Class B2 Principal Balance                              21,051,865.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B2 CERTIFICATES
                                MONTHLY REPORT
                                 APRIL 1997            CUSIP NO. 393505-QR6, QR4
                                    Page 9              REMITTANCE DATE: 5/15/97


                                                      Total $    Per $1,000
                                                      Amount      Original
                                                    ----------  ------------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                               239,557.17

(24) 3% Guarantee                                   970,840.81

(25) Class C Residual Payment                              .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                       .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                       .00

(28) Repossessed Contracts                        1,050,875.18

(29) Repossessed Contracts Remaining
     in Inventory                                 3,133,978.88

(30) Weighted Average Contract Rate                   10.32586